Catalyst/Stone Beach Income Opportunity Fund

Class A: IOXAX Class C: IOXCX Class I: IOXIX

summary PROSPECTUS

NOVEMBER 1, 2017

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://catalystmutualfunds.com/literature_and_forms. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2017 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/STONE BEACH INCOME OPPORTUNITY FUND

Investment Objective: The Fund’s investment objective is high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 64 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 57 and Waiver of Up-Front Sales Charge on Class A Shares on page 58.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.66%	1.66%	1.66%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.17%	3.92%	2.92%
Fee Waiver and/or Expense Reimbursement [2]	(1.61)%	(1.61)%	(1.61)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.56%	2.31%	1.31%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.55%, 2.30% and 1.30% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2018. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$626	$234	$133
3	$1,262	$1,048	$752
5	$1,922	$1,879	$1,396
10	$3,680	$4,038	$3,127

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2017 was 41% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to deliver monthly dividend income derived from its investments in mortgage-backed securities (“MBS”), including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), real estate investment trusts (“REITs”) and other related instruments. U.S. agency MBS in which the Fund may invest include pass through and structured securities, such as fixed, floating and inverse floating rate collateralized mortgage obligations (“CMOs”) as well as interest- only and principal only MBS. The Fund employs an actively managed hedged strategy to limit declines in the net asset value of the Fund’s portfolio in adverse market conditions. These investments may be made directly or through investments in exchange traded funds (“ETFs”).

The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may purchase or sell forward contracts in agency MBS pass-through securities via the To Be Announced (“TBA”) market. The Fund may utilize repurchase agreements and reverse repurchase agreements for cash management purposes.

The Fund may invest in securities that are below investment grade (rated below BBB- by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc., which is also known as “junk”) and may invest up to 15% of the Fund’s net assets in securities that have legal or contractual restrictions on resale or are otherwise illiquid. In managing the Fund’s investments, the sub-advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -9 and 9 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration. This means that these instruments normally move up with positive changes in interest rates, the opposite of most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and realize positive cash flows on the hedge. The maturity and effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the maturity or effective duration of the Fund’s investment portfolio will not exceed its target.

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The Fund’s sub-advisor uses a relative value approach to profit from investment opportunities within the mortgage-backed securities market. The sub-advisor seeks to invest in undervalued securities in order to capitalize on price appreciation and superior cash flows.

The Fund sub-advisor’s objective is to construct a portfolio that will yield superior returns over time, yet minimize declines in the net asset value of the Fund’s portfolio in adverse market conditions. The Fund’s investment strategy is derived from the sub-advisor’s understanding of the dynamics of the housing market, mortgage finance, and other aspects of the economic landscape. Each potential investment in the Fund undergoes extensive quantitative and qualitative analysis to determine its fit within the portfolio. The analysis includes an assessment of key market sensitivity measures and stress-testing to establish how the investment will perform under a variety of conditions. The Fund may also implement a hedging strategy, when deemed appropriate, that utilizes derivative instruments, including options, futures contracts, fixed income swap agreements and other synthetic mortgage-related swap agreements.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Asset-Backed Security Risk. When the Fund invests in asset-backed securities, including mortgage-backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in

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high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments and the valuation of the securities). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

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Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the “underlying security”) from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

TBA Securities Risk. In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms.

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The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Income Opportunity Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Class C and Class I shares would have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 1.56% (quarter ended March 31, 2015), and the lowest return for a quarter was (1.13%) (quarter ended September 30, 2015). The Fund’s Class A shares year-to-date return for the period ended September 30, 2017 was 2.38%.

Average Annual Total Returns
(for the periods ended December 31, 2016)

	1 Year	Since inception (11/20/14)
Class A
Return Before Taxes	(2.50)%	(0.58)%
Return After Taxes on Distributions	(3.67)%	(1.94)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.42)%	(1.06)%
Class C
Return Before Taxes	1.55%	0.92%
Class I
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Return Before Taxes	2.66%	2.00%
Merrill Lynch US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	17.34%	4.96%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Stone Beach Investment Management, LLC is the Fund’s investments sub-advisor.

Portfolio Managers: David Lysenko, Managing Principal, Chief Compliance Officer and Portfolio Manager of Stone Beach, and Ed Smith, Managing Principal and Portfolio Manager of Stone Beach, serve as the Fund’s Portfolio Managers. Mr. Lysenko and Mr. Smith are jointly and primarily responsible for the day to day management of the Fund’s portfolio. They have served the Fund in this capacity since 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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